[LOGO]

     PIONEER
     INTEREST SHARES


     SEMIANNUAL REPORT 6/30/97

  TABLE OF CONTENTS
----------------------------------------------------------------

Letter from the Chairman                                        1

Portfolio Summary                                               2

Performance Update                                              3

Portfolio Management Discussion                                 4

Schedule of Investments                                         7

Financial Statements                                           10

Notes to Financial Statements                                  14

Report of Independent Public Accountants                       17

Trustees, Officers and Service Providers                       18

The Pioneer Family of Mutual Funds                             21

   PIONEER INTEREST SHARES

  LETTER FROM THE CHAIRMAN 6/30/97
---------------------------------------------------------------

  DEAR SHAREOWNER,
-----------------------------------------------------------------

  It is with pleasure that I introduce this semiannual report for Pioneer Interest Shares, covering the six months ended June 30, 1997.

  It was a time of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. Corrections in the stock market and an economy that was alternately growing and retreating - depending on how data were interpreted - kept bond investors on the lookout for indications of a trend. We are happy to report that even in this challenging environment, your Fund continued to reward shareowners by paying steady dividends and providing a positive total return. The questions and answers that follow in the Portfolio Management Discussion provide details of your investment team's strategies and results.

  Over recent time periods, the stock market has generally outperformed the bond market. We happen to be in the midst of the longest bull market in history, and our concern is that many investors, especially newer ones, see stocks moving only in an upward direction, which will not always be the case. When the stock market slows or retreats, people will be reminded how important it is to diversify among a variety of investments. If you haven't taken a look at your portfolio recently, perhaps this is a good time to speak with your investment professional. Varying performance of your investments can change the balance of your portfolio, and you may need to get back on track.

  Thank you for your continued support.

  Respectfully,

      [SIGNATURE]
  John F. Cogan, Jr.,
  Chairman and President

   PIONEER INTEREST SHARES

  PORTFOLIO SUMMARY 6/30/97
---------------------------------------------------------------

  PORTFOLIO QUALITY
----------------------------------------------------------------

  (As a percentage of long-term holdings)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury/Agency          3%
AAA                          10%
AA                            5%
A                            16%
BBB                          47%
BB                           12%
B                             7%

  PORTFOLIO MATURITY
----------------------------------------------------------------

  (Effective life as a percentage of long-term holdings)

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

0-2 years            23%
2-5 years            20%
5-7 years            25%
7-10 years            9%
10-20 years          13%
20+ years            10%

  10 LARGEST HOLDINGS
----------------------------------------------------------------

  (As a percentage of long-term holdings)

   ---------------------------------------------------------------------
 1. Rural Electric Cooperative (Deseret), 10.11%              5.56%
 2. Hydro-Quebec, 9.75%, 2018                                 4.63
   ---------------------------------------------------------------------
 3. BP America, Inc., 10.0%, 2018                             4.50
 4. Big Rivers Electric Cooperative, 10.7%, 2017              4.43
   ---------------------------------------------------------------------
 5. Tele-Communications, Inc., 9.25%, 2023                    3.82
 6. News America Holdings, Inc., 10.125%, 2012                3.54
   ---------------------------------------------------------------------
 7. Delta Air Lines, Inc., 9.2%, 2014                         3.52
 8. NorAm Energy Corp., 10.0%, 2019                           3.45
   ---------------------------------------------------------------------
 9. Georgia Pacific Corp., 9.875%, 2021                       3.44
10. Time Warner, Inc., 9.15%, 2023                            3.44

   Fund holdings will vary for other periods.
2

   PIONEER INTEREST SHARES

  PERFORMANCE UPDATE 6/30/97
---------------------------------------------------------------

  SHARE PRICES AND DISTRIBUTIONS
----------------------------------------------------------------

NET ASSET VALUE
PER SHARE                 6/30/97     12/31/96
                          $13.39      $13.40
MARKET PRICE
PER SHARE                 $13.188     $12.875

DISTRIBUTIONS PER SHARE   INCOME      SHORT-TERM     LONG-TERM
(12/31/96 - 6/30/97)      DIVIDENDS   CAPITAL GAINS  CAPITAL GAINS
                          $0.54             -              -

  INVESTMENT RETURNS
----------------------------------------------------------------

  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

-
 AVERAGE ANNUAL TOTAL RETURNS*
 (As of June 30, 1997)
                                                         NET ASSET      MARKET
  PERIOD                                                   VALUE        PRICE
  10 Years                                                 9.10%        7.50%
  5 Years                                                  7.54         6.13
  1 Year                                                  10.03         9.87
 ----------------------------

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000

                                               Lehman Brothers
                      Pioneer Interest    Government/Corporate
                               Shares*              Bond Index
06/30/87                       $10,000                 $10,000
06/30/88                        10,583                  10,748
06/30/89                        11,139                  12,076
06/30/90                        10,983                  12,935
06/30/91                        13,011                  14,257
06/30/92                        15,307                  16,278
06/30/93                        16,979                  18,419
06/30/94                        16,259                  18,150
06/30/95                        17,430                  20,467
06/30/96                        18,756                  21,420
06/30/97                        20,606                  23,080

  The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   PIONEER INTEREST SHARES

  PORTFOLIO MANAGEMENT DISCUSSION 6/30/97
---------------------------------------------------------------

  The first half of Pioneer Interest Shares' fiscal year came to a close on June 30, 1997. The bond market was resilient over the past six months, recovering from several episodes of investor nervousness and repeatedly regaining lost ground. While the bond market's performance was mixed, your Fund's results were solid.

  For this report, we offer a discussion with portfolio manager Sherman B. Russ, who has overall responsibility for Pioneer's fixed-income department. He has more than 20 years of experience and also heads up the investment team responsible for the day-to-day management of Pioneer Interest Shares.

  HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

  It did well, especially considering the varied conditions in the market. The Fund continued to provide an attractive level of current income from its flexible portfolio, and shareowners received steady quarterly dividends. The Fund paid dividends of $0.27 per share for each of the quarters ended March 31 and June 30, 1997.

  Pioneer Interest Shares is a "closed end" fund. The actual value of the securities it owns - its net asset value, or NAV - may be more or less than is reflected in the market price of Fund shares on any given trading day. As of June 30, the Fund's NAV was $13.39 per share and its market value was $13.188; so the Fund was trading at a 1.5% "discount" compared to the value of the securities in the Fund's portfolio. At the period's end, the Fund provided a dividend yield of 8.19% based on market price and 8.07% based on net asset value.

  The Fund's total returns for the six months were 6.73% (market price) and 4.12% (NAV). These figures assume reinvestment of all dividends. The unmanaged Lehman Brothers Government/Corporate Bond Index returned 2.74% for the same time. A strong driver of performance was the Fund's position in lower-quality high-yield "junk" bonds, the best-performing segment of the bond market over the past six months. The average quality rating of Fund holdings was BBB on June 30, the same as in every month in the period.

  PIONEER INTEREST SHARES

-------------------------------------------

  WHAT HAPPENED IN THE BOND MARKET IN THE FIRST SIX MONTHS OF 1997?

  Investor expectations shaped the market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Throughout the period, however, inflation remained contained despite continued economic expansion, and interest rates generally were low.

  We entered 1997 with bond prices falling. By February, the bond market had recovered ground lost in January. The economy showed substantial growth in the first quarter of 1997, and the Federal Reserve increased short-term interest rates one quarter of a percentage point (0.25%) on March 25. The rate hike didn't have a significant or lasting effect. Because investors acted in advance of the Fed's much-discussed move, bond prices had already moved down, sending yields higher. Bond prices resumed their ascent in April, finishing higher in June. As the period closed, the Fed was continuing its "wait and see" attitude.

  AGAINST THIS BACKDROP, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

  We adjusted the Fund's maturity profile as interest rates inched up and down, starting the period with an average effective life of portfolio holdings at 8.5 years and ending this June 30 at 7.4 years. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.) Over the six months, we reduced the Fund's concentration in securities with maturities of five years or less from 52% to 43%, while increasing the allocation to bonds with somewhat longer maturities (5-10 years) from 19% to 34%, favoring them for their stronger income stream. Lately, we have been lengthening the Fund's maturity to take a more aggressive stance, as we think interest rates will probably be stable or falling in the near term.

  PIONEER INTEREST SHARES

-----------------------------------------------------------------

  The Fund's greatest concentration, 47%, is in corporate bonds rated BBB. They performed well but did not post the same gains as the Fund's holdings in "junk" bonds. Over the period we increased the position in B-rated bonds from 4% to 7% to take advantage of their greater yield and appreciation potential. The performance of junk bonds is closely associated with the fortunes of the issuing company. If a company does well and its stock price rises, the market considers its lower-quality bonds to be more creditworthy and of greater value. Of course, the opposite is also true. For the most part, we were consistent with our quality distribution over the six months and didn't make any radical changes.

  As of June 30, 68% of the portfolio was invested in industrial bonds, but the Fund is diversified across other sectors as well. We like strong companies with good credit histories. Examples include AMERISERV in food, and DELTA and AMERICAN in airlines.

  WHAT'S YOUR OUTLOOK GOING FORWARD?

  We have a positive outlook for bonds, so we are currently increasing the portfolio's duration. (Duration measures a bond fund's sensitivity to interest rates, with a portfolio likely to change in value by one percentage point for every percentage point change in interest rates, up or down.)

  The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation is likely to remain contained, with interest rates staying near their current range. This would be good for almost all bond investors. Even so, an air of nervousness remains about the stock market and, by extension, higher-yielding bonds. We are confident of the Fund's holdings in this more-volatile arena, but we watch their performance carefully and still keep their position relatively small to limit the added risk they pose. We believe our flexible strategy can help us continue to reward investors with strong income and solid returns.

   PIONEER INTEREST SHARES

  SCHEDULE OF INVESTMENTS 6/30/97
---------------------------------------------------------------

             S&P/MOODY'S
 PRINCIPAL   RATINGS
 AMOUNT      (UNAUDITED)                                                           VALUE
                           INVESTMENT IN SECURITIES - 99.5%
                           INDUSTRIALS - 71.2%
 $2,000,000  BBB-/Baa3     AMR Corp., 9.88%, 2020                            $ 2,415,140
  1,000,000  B/B2          Amresco, Inc., 10.0%, 2004                          1,025,000
  2,000,000  BB+/Baa3      Boise Cascade Corp., 9.9%, 2000                     2,149,720
  2,000,000  BBB/Baa1      Bowater, Inc., 9.375%, 2021                         2,365,020
  4,000,000  AA/Aa3        BP America, Inc., 10.0%, 2018                       4,327,240
  2,000,000  A+/A2         Caterpillar, Inc., 9.75%, 2019                      2,187,880
  2,000,000  A-/A3         Chrysler Corp., 10.95%, 2017                        2,116,760
  1,500,000  BB+/B2        Comcast Cellular, 9.50%, 2007                       1,511,250
  2,500,000  BBB+/Baa2     Continental Cablevision, Inc., 9.50%, 2013          2,849,275
  3,000,000  BBB/Baa1      Delta Air Lines, Inc., 9.2%, 2014                   3,380,610
  2,000,000  A-/Baa1       Federal Paper Board Co., 10.0%, 2011                2,463,140
  1,000,000  BB+/Ba2       Freeport McMoRan, Inc., 8.75%, 2004                 1,022,500
  3,000,000  BBB-/Baa2     Georgia Pacific Corp., 9.875%, 2021                 3,309,090
  2,000,000  BB-/Ba2       Gulf Canada Resources, Ltd., 9.625%, 2005           2,160,000
  1,000,000  BBB/Baa2      IMC Global, Inc., 9.45%, 2011                       1,177,640
  2,000,000  BBB/Baa2      Joy Technologies, Inc., 10.25%, 2003                2,177,520
  2,000,000  BBB-/Baa2     Kansas City Southern Industries, Inc.,
                           8.8%, 2022                                          2,094,060
  2,000,000  BBB/Baa2      M.A. Hanna Co., 9.375%, 2003                        2,224,840
  3,000,000  BBB+/Baa1     News America Holdings, Inc., 10.125%, 2012          3,399,450
  2,000,000  A-/A3         Phillips Petroleum Co., 9.18%, 2021                 2,165,340
  1,500,000  BBB/Baa3      Shopko Stores, Inc., 9.25%, 2022                    1,635,945
  1,000,000  B+/B1         Stone Container Corp., 10.75%, 2002                 1,041,250
  3,500,000  BBB-/Ba1      Tele-Communications, Inc., 9.25%, 2023              3,675,385
  2,500,000  BB/Ba1        Tenet Healthcare Corp., 9.625%, 2002                2,712,500
  3,000,000  BBB-/Ba1      Time Warner, Inc., 9.15%, 2023                      3,307,800
  1,500,000  B+/B1         Unisys Corp., 15.0%, 1997                           1,500,000
  1,000,000  B+/B1         Unisys Corp., 12.0%, 2003                           1,085,000
  2,500,000  BBB-/Baa3     USX Corp., 9.375%, 2012                             2,982,725
  2,000,000  BB-/B1        Viacom International, Inc., 10.25%, 2001            2,180,000
  2,000,000  B/B2          Weirton Steel Corp., 11.375%, 2004                  2,120,000
                                                                             -----------
                           TOTAL INDUSTRIALS                                 $68,762,080
                                                                             -----------

   The accompanying notes are an integral part of these financial statements.  7

  PIONEER INTEREST SHARES

  SCHEDULE OF INVESTMENTS 6/30/97                                 (CONTINUED)
-----------------------------------------------------------------

             S&P/MOODY'S
 PRINCIPAL   RATINGS
 AMOUNT      (UNAUDITED)                                                           VALUE
                           UTILITIES - 20.5%
                           ELECTRIC UTILITIES - 12.1%
 $4,000,000  AAA/Aaa       Big Rivers Electric Cooperative, 10.7%, 2017      $ 4,258,240
  5,000,000  AAA/Aaa       Rural Electric Cooperative (Deseret),
                           10.11%, 2017                                        5,339,550
  2,000,000  A/A2          Virginia Electric and Power Co., 8.75%, 2021        2,108,340
                                                                             -----------
                           TOTAL ELECTRIC UTILITIES                          $11,706,130
                                                                             -----------
                           GAS UTILITIES - 8.4%
  2,000,000  BBB-/Baa3     Coastal Corp., 9.625%, 2012                       $ 2,391,980
  2,000,000  BBB-/Baa2     Colorado Interstate Gas Co., 10.0%, 2005            2,349,140
  3,000,000  BBB-/Baa3     NorAm Energy Corp., 10.0%, 2019                     3,313,800
                                                                             -----------
                           TOTAL GAS UTILITIES                               $ 8,054,920
                                                                             -----------
                           TOTAL UTILITIES                                   $19,761,050
                                                                             -----------
                           FEDERAL NATIONAL MORTGAGE
                           ASSOCIATION - 2.1%
  1,928,709                FNMA REMIC, 9.0%, 2019                            $ 2,051,819
                                                                             -----------
                           TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION       $ 2,051,819
                                                                             -----------
                           U.S. GOVERNMENT OBLIGATIONS - 1.1%
  1,000,000                U.S. Treasury Notes, 8.75%, 2000                  $ 1,069,480
                                                                             -----------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS                 $ 1,069,480
                                                                             -----------
                           FOREIGN GOVERNMENT SPONSORED - 4.6%
  4,000,000  A+/A2         Hydro-Quebec, 9.75%, 2018                         $ 4,450,440
                                                                             -----------
                           TOTAL FOREIGN GOVERNMENT SPONSORED                $ 4,450,440
                                                                             -----------

8  The accompanying notes are an integral part of these financial statements.

  PIONEER INTEREST SHARES

-------------------------------------------

 PRINCIPAL
 AMOUNT                                                               VALUE
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $92,632,868)                                $96,094,869
                                                                             -----------
                           TEMPORARY CASH INVESTMENT -- 0.5%
                           COMMERCIAL PAPER - 0.5%
 $  486,000                Ford Motor Credit Co., 6.11%, 07/01/97            $   486,000
                                                                             -----------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $486,000)                                   $   486,000
                                                                             -----------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                           CASH INVESTMENT - 100%
                           (Cost $93,118,868) (a) (b)                        $96,580,869
                                                                             -----------

 (a)  At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $93,118,868 was as follows:
      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $4,049,657
      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (587,656)
                                                                     ----------
      Net unrealized gain                                            $3,462,001
                                                                     ----------
 (b) At December 31, 1996, the Fund had a capital loss carryforward of $10,114,083 which will expire between 1997 and 2004 if not utilized.

 Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 were as follows:

                                                      Purchases      Sales
                                                     -----------  -----------
 Long-term U.S. Government                           $ 2,024,542  $         -
 Other Long-term Securities                           11,121,402   12,085,740

   The accompanying notes are an integral part of these financial statements.  9

   PIONEER INTEREST SHARES

  BALANCE SHEET 6/30/97
---------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $486,000) (cost $93,118,868)                     $ 96,580,869
  Cash                                                                       17
  Receivables -
    Interest                                                          2,431,424
  Other                                                                  18,854
                                                                   ------------
      Total assets                                                 $ 99,031,164
                                                                   ------------

LIABILITIES:
  Payables -
    Investment securities purchased                                $    512,618
    Dividends                                                                10
  Due to affiliates                                                      49,235
  Accrued expenses                                                       44,545
                                                                   ------------
      Total liabilities                                            $    606,408
                                                                   ------------

NET ASSETS:
  Paid-in capital                                                  $105,111,943
  Accumulated undistributed net investment income                        65,409
  Accumulated net realized loss on investments                      (10,214,597)
  Net unrealized gain on investments                                  3,462,001
                                                                   ------------
      Total net assets                                             $ 98,424,756
                                                                   ------------
NET ASSET VALUE PER SHARE:
(50,000,000 shares authorized)
  7,351,678 fund shares outstanding                                $      13.39
                                                                   ------------

10 The accompanying notes are an integral part of these financial statements.

  PIONEER INTEREST SHARES

  STATEMENT OF OPERATIONS
---------------------------------------------------------------

  FOR THE SIX MONTHS ENDED 6/30/97

INVESTMENT INCOME:
  Interest                                           $ 4,349,955
                                                     -----------
    Total investment income                                        $ 4,349,955
                                                                   -----------
EXPENSES:
  Management fees                                    $   274,709
  Transfer agent fees                                     43,041
  Accounting                                              29,873
  Custodian fees                                          13,216
  Professional fees                                       19,043
  Printing                                                13,948
  Fees and expenses of nonaffiliated trustees              8,530
  Miscellaneous                                           27,373
                                                     -----------
    Total expenses                                                 $   429,733
    Less fees paid indirectly                                           (4,374)
                                                                   -----------
    Net expenses                                                   $   425,359
                                                                   -----------
      Net investment income                                        $ 3,924,596
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments                                 $     9,350
  Change in net unrealized gain on investments                         (39,641)
                                                                   -----------
    Net loss on investments                                            (30,291)
                                                                   -----------
    Net increase in net assets resulting from
      operations                                                   $ 3,894,305
                                                                   -----------

   The accompanying notes are an integral part of these financial statements. 11

   PIONEER INTEREST SHARES

  STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------

  FOR THE SIX MONTHS ENDED 6/30/97 AND THE YEAR ENDED 12/31/96

                                                                                   SIX MONTHS
                                                                                     ENDED         YEAR ENDED
FROM OPERATIONS:                                                                    6/30/97         12/31/96
Net investment income                                                            $    3,924,596   $   7,809,413
Net realized gain (loss) on investments                                                   9,350        (377,499)
Change in net unrealized gain on investments                                            (39,641)     (1,727,525)
                                                                                 --------------   -------------
  Net increase in net assets resulting from operations                           $    3,894,305   $   5,704,389
                                                                                 --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 ($0.54 and $1.05 per share, respectively)                                       $   (3,969,897)  $  (7,698,703)
                                                                                 --------------   -------------
  Total distributions to shareholders                                            $   (3,969,897)  $  (7,698,703)
                                                                                 --------------   -------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                                                    $            -   $     505,266
                                                                                 --------------   -------------
  Net decrease in net assets                                                     $      (75,592)  $  (1,489,048)
                                                                                 --------------   -------------
NET ASSETS:
Beginning of period                                                              $   98,500,348   $  99,989,396
                                                                                 --------------   -------------
End of period (including accumulated undistributed net investment income of
 $65,409 and $110,710, respectively)                                             $   98,424,756   $  98,500,348
                                                                                 --------------   -------------


                                                    '97 SHARES    '97 AMOUNT       '96 SHARES      '96 AMOUNT
Reinvestment of distributions                               -   $           -            38,505   $     505,266
                                                    ----------  --------------   --------------   -------------
  Net increase                                              -   $           -            38,505   $     505,266
                                                    ----------  --------------   --------------   -------------

12 The accompanying notes are an integral part of these financial statements.

          PIONEER INTEREST SHARES

        FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                      SIX MONTHS
                                         ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        6/30/97       12/31/96       12/31/95       12/31/94      12/31/93(A)     12/31/92
Net asset value, beginning of
 period                               $    13.40     $    13.67     $    12.65     $    14.29     $    14.09     $    14.15
                                      -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from investment
 operations:
  Net investment income               $     0.53     $     1.07     $     1.07     $     1.12     $     1.11     $     1.15
  Net realized and unrealized gain
    (loss) on investments                      -          (0.29)          1.03          (1.63)          0.22          (0.06)
                                      -----------    -----------    -----------    -----------    -----------    -----------
  Net increase (decrease) from
    investment operations             $     0.53     $     0.78     $     2.10     $    (0.51)    $     1.33     $     1.09
Distributions to shareholders:
  Net investment income                    (0.54)         (1.05)         (1.08)         (1.13)         (1.11)         (1.15)
  In excess of net investment
    income                                     -              -              -              -          (0.02)             -
                                      -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net
 asset value                          $    (0.01)    $    (0.27)    $     1.02     $    (1.64)    $     0.20     $    (0.06)
                                      -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of period        $    13.39     $    13.40     $    13.67     $    12.65     $    14.29     $    14.09
                                      -----------    -----------    -----------    -----------    -----------    -----------
Market Value, end of period           $   13.188     $   12.875     $   13.500     $   11.750     $   13.875     $   14.750
Total return*                               6.73%          3.27%         24.77%         (7.54%)         1.57%         12.24%
Ratio of net expenses to average
 net assets                                 0.88%**+       0.99%+         0.98%+         1.03%          0.82%          0.82%
Ratio of net investment income to
 average net assets                         8.04%**+       7.94%+         8.04%+         8.46%          7.60%          8.20%
Portfolio turnover rate                       26%**          28%            49%            65%            61%            44%
Net assets, end of period (in
 thousands)                           $   98,425     $   98,500     $   99,989     $   92,252     $  103,570     $  100,596
Ratios assuming reduction for fees
 paid indirectly:
  Net expenses                              0.87%**        0.98%          0.97%             -              -              -
  Net investment income                     8.05%**        7.95%          8.05%             -              -              -

 (a) Prior to the assumption of the management fee agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
 * Assumes initial investment at market value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at market value at the end of each period.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

   PIONEER INTEREST SHARES

  NOTES TO FINANCIAL STATEMENTS 6/30/97
-----------------------------------------------------------------

  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The reorganization has no effect on the Fund's operations. The investment objective of the Fund is to provide interest income.

  The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

  A. SECURITY VALUATION

    Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount is accreted daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  PIONEER INTEREST SHARES

-------------------------------------------

  B. FEDERAL INCOME TAXES

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/ tax differences that may exist.

  C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

    All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

  PIONEER INTEREST SHARES

  NOTES TO FINANCIAL STATEMENTS 6/30/97                           (CONTINUED)
-----------------------------------------------------------------

  2. MANAGEMENT AGREEMENT

  Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

  In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. Included in due to affiliates is $47,011 in management fees and certain other services, payable to PMC at June 30, 1997.

  3. TRANSFER AGENT

  Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $2,224 in transfer agent fees payable to PSC at June 30, 1997.

  4. EXPENSE REDUCTIONS

  The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $4,374 under such arrangements.

 PIONEER INTEREST SHARES

  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------------------------------

  TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
  PIONEER INTEREST SHARES:

  We have audited the accompanying balance sheet of Pioneer Interest Shares, including the schedule of investments, as of June 30, 1997, and the related statement of operations, and statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of June 30, 1997, the results of its operations, and the changes in its net assets for the periods presented, and financial highlights for the six months ended June 30, 1997 and for each of the three years ended December 31, 1996 in conformity with generally accepted accounting principles.

  ARTHUR ANDERSEN LLP
  Boston, Massachusetts
  August 1, 1997

   PIONEER INTEREST SHARES

  TRUSTEES, OFFICERS AND SERVICE PROVIDERS
---------------------------------------------------------------

 TRUSTEES                            OFFICERS
 John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
 Richard H. Egdahl, M.D.             President
 Margaret B.W. Graham                David D. Tripple, Executive Vice President
 John W. Kendrick                    Sherman B. Russ, Vice President
 Marguerite A. Piret                 William H. Keough, Treasurer
 David D. Tripple                    Joseph P. Barri, Secretary
 Stephen K. West
 John Winthrop

  INVESTMENT ADVISER
  Pioneering Management Corporation

  CUSTODIAN
  Brown Brothers Harriman & Co.

  INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP

  PRINCIPAL UNDERWRITER
  Pioneer Funds Distributor, Inc.

  LEGAL COUNSEL
  Hale and Dorr LLP

  TRANSFER AGENT
  Pioneering Services Corporation

  SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
  ChaseMellon Shareholder Services

   PIONEER INTEREST SHARES

 --------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

   PIONEER INTEREST SHARES

 ---------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

  THE PIONEER FAMILY OF MUTUAL FUNDS
---------------------------------------------------------------

  For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS                    INCOME FUNDS
GLOBAL/INTERNATIONAL            TAXABLE
Pioneer Emerging Markets Fund   Pioneer America Income Trust
Pioneer Europe Fund             Pioneer Bond Fund
Pioneer Gold Shares             Pioneer Short-Term Income
Pioneer India Fund              Trust*
Pioneer International Growth    TAX-EXEMPT
Fund                            Pioneer Intermediate Tax-Free
Pioneer World Equity Fund       Fund
                                Pioneer Tax-Free Income Fund
UNITED STATES
Pioneer Capital Growth Fund     MONEY MARKET FUND
Pioneer Growth Shares           Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

GROWTH AND INCOME FUNDS
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

  HOW TO CONTACT CHASEMELLON
---------------------------------------------------------------

  We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

ACCOUNT INFORMATION                             1-800-288-9541

TELECOMMUNICATIONS DEVICE FOR THE
DEAF (TDD)                                      1-800-231-5469

OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

FOR:                                   AT:

General inquiries, lost dividend       P.O. Box 590
checks, change of address, account     Ridgefield Park, NJ
consolidation                          07660

Lost stock certificates                P.O. Box 467
                                       Washington Bridge
                                       Station
                                       New York, NY 10033

Stock transfer                         P.O. Box 469
                                       Washington Bridge
                                       Station
                                       New York, NY 10033

Dividend reinvestment plan (DRIP)      P.O. Box 750
                                       Pittsburgh, PA 15230

                                            0897-4360
                                            -COPYRIGHT- PIONEER FUNDS
       PIONEER INTEREST SHARES              DISTRIBUTOR, INC.
    [LOGO] 60 STATE STREET                  -RECYCLED SYMBOL- PRINTED ON
       BOSTON, MASSACHUSETTS 02109          RECYCLED PAPER